MAINSTAY FUNDS TRUST

MainStay Marketfield Fund

Supplement dated December 16, 2015 to the MainStay Marketfield Fund

Summary Prospectuses, Prospectuses and Statement of Additional Information
dated April 30, 2015, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and Statement of Additional Information.

At a meeting held on December 8-10, 2015, the Board of Trustees (“Board”) of MainStay Funds Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with respect to the MainStay Marketfield Fund (the “Fund”). The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Marketfield Fund (the “New Fund”), a newly created series of Trust for Professional Managers (“TPM”), an open-end registered management investment company. The Board of Trustees of TPM approved the Plan of Reorganization on December 11, 2015.

A notice of a special meeting of shareholders and proxy statement seeking shareholder approval for the Plan of Reorganization is expected to be mailed in January 2016 to Fund shareholders of record as of December 10, 2015. If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about March 23, 2016, Marketfield Asset Management, LLC (“Marketfield”), the Fund’s current subadvisor, will continue to manage the Fund in the ordinary course subject to the supervision of New York Life Investment Management LLC (“New York Life Investments”), the Fund’s investment manager. After the Reorganization, Marketfield will assume all investment management responsibilities, including those currently provided by New York Life Investments. The New Fund will have the same investment objective, principal investment strategies and investment process. Marketfield has agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time should be directed to the New Fund in accordance with its prospectus.

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